UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2014

ARKANOVA ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51612	68-0542002
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

305 Camp Craft Road, Suite 525 Austin, TX 78746
(Address of principal executive offices and Zip Code)

(Registrant’s telephone number, including area code): (512) 222-0975

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01           Entry into a Material Definitive Agreement.

On March 1, 2014, our company entered into the following:

(i)

a Stock Option and Subscription Agreement with Pierre Mulacek, our company’s President, Chief Executive Officer and a director, granting him 300,000 options in consideration for his continued services;

(ii)	a Stock Option and Subscription Agreement with Reginald Denny, our company’s Chief Financial Officer and a director, granting him 300,000 options in consideration for his continued services; and

(iii)	a Stock Option and Subscription Agreement with Erich Hofer, a director of our company, granting him 300,000 options in consideration for his continued services.

The stock options are exercisable at $0.10 per share and are exercisable until March 1, 2019.

Item 3.02           Unregistered Sales of Equity Securities.

Effective March 1, 2014, we granted an aggregate of 1,600,000 stock options to five individuals who are either directors, executive officers and/or key employees of our company. We issued: (i) 1,300,000 of the stock options to four U.S. persons relying on exemptions from registration provided by Section 4(a)(2) and/or Regulation D of the Securities Act of 1933; and (ii) 300,000 of the stock options to one non-U.S. person in offshore transactions relying on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2014, we entered into an amendment agreement with Pierre Mulacek, which amends the July 17, 2012 executive employment agreement between our company and Mr. Mulacek. Under the terms of the amendment agreement, Mr. Mulacek agreed to reduce his salary from $240,000 to $135,000 annually. All other terms remain the same.

Item 8.01           Other Events.

In addition to granting 900,000 options to insiders as set out in Item 1.01 herein, we granted the additional 700,000 options to two employees of our company who are not insiders. Each option is exercisable at $0.10 per share, and exercisable until the expiry date, which is March 1, 2019.

Item 9.01.          Financial Statements and Exhibits.

10.1*	Stock Option Agreement dated March 1, 2014 with Pierre Mulacek
10.2*	Stock Option Agreement dated March 1, 2014 with Reginald Denny
10.3*	Stock Option Agreement dated March 1, 2014 with Erich Hofer
10.4	2008 Amended and Restated Stock Option Plan (incorporated by reference from our Current Report on Form 8-K and filed on November 20, 2013)
10.5	Executive Employment Agreement dated July 17, 2012 with Pierre Mulacek (incorporated by reference from our Current Report on Form 8-K filed on July 20, 2012)
10.6*	Amendment Agreement with Pierre Mulacek dated March 1, 2014

*Attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANOVA ENERGY CORPORATION

/s/ Reginald Denny
Reginald Denny
CFO and Director

Date: March 6, 2014